John Hancock U.S. Global Leaders Growth Fund

Summary prospectus 3/1/18

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the Statement of Additional Information and most recent reports, online at jhinvestments.com/Forms/Prospectuses.aspx. You can also get this information at no cost by calling 800-225-5291 (Class A, Class B, and Class C) or 888-972-8696 (Class I, Class R2, and Class R6) or by sending an email request to info@jhinvestments.com. The fund's prospectus and Statement of Additional Information, both dated 3/1/18, and most recent financial highlights information included in the shareholder report, dated 10/31/17, are incorporated by reference into this summary prospectus.

TICKERS

A: USGLX	B: USLBX	C: USLCX	I: USLIX	R2: USLYX	R6: UGLSX

Investment objective

To seek long-term growth of capital.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 to the prospectus - Intermediary sales charge waivers). More information about these and other discounts is available from your financial representative and on pages 17 to 19 of this prospectus under "Sales charge reductions and waivers" or pages 153 to 157 of the fund's Statement of Additional Information under "Sales Charges on Class A, Class B, and Class C Shares."

Shareholder fees (%) (fees paid directly from your investment)	A	B	C	I	R2	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	5.00	1.00	None	None	None
Small account fee (for fund account balances under $1,000) ($)	20	20	20	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	B	C	I	R2		R6
Management fee	0.73	0.73	0.73	0.73	0.73		0.73
Distribution and service (Rule 12b-1) fees	0.25	1.00	1.00	0.00	0.25		0.00
Other expenses
Service plan fee	0.00	0.00	0.00	0.00	0.25		0.00
Additional other expenses	0.19	0.19	0.19	0.18	0.09	[1]	0.09
Total other expenses	0.19	0.19	0.19	0.18	0.34		0.09
Total annual fund operating expenses	1.17	1.92	1.92	0.91	1.32		0.82

1 "Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock U.S. Global Leaders Growth Fund

Expenses ($)	A	B		C		I	R2	R6
Shares		Sold	Not Sold	Sold	Not Sold
1 year	613	695	195	295	195	93	134	84
3 years	853	903	603	603	603	290	418	262
5 years	1,111	1,237	1,037	1,037	1,037	504	723	455
10 years	1,849	2,048	2,048	2,243	2,243	1,120	1,590	1,014

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During its most recent fiscal year, the fund's portfolio turnover rate was 41% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, at least 80% of the fund's net assets (plus any borrowings for investment purposes) will be invested in common stocks of companies the subadvisor regards as U.S. Global Leaders.

The manager considers U.S. Global Leaders to be U.S. companies with multinational operations that typically exhibit the following key sustainable growth characteristics: (i) hold leading market shares of their relevant industries that result in higher profit margins and high investment returns; and (ii) supply consumable products or services so that their revenue streams are recurring.

The manager seeks to identify companies with superior long-term earnings prospects and will hold them as long as the manager believes they are not overvalued and their prospects for capital growth remain favorable. As a result of its investment strategy, the fund typically invests in large-capitalization companies (companies in the capitalization range of the S&P 500 Index, $3.4 billion to $859.9 billion as of December 31, 2017).

The fund may focus on a particular sector or sectors of the economy.

The fund may invest in other types of equity securities, including up to 20% of its net assets in foreign companies and in U.S.-traded securities of large-capitalization, well-established foreign issuers.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund's investment strategy may not produce the intended results.

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund's performance or otherwise constrain the fund's ability to achieve its investment objective.

The fund's main risks are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.

Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities.

Information technology risk. Information technology companies can be significantly affected by rapid obsolescence, short product cycles, competition, and government regulation, among other factors.

John Hancock U.S. Global Leaders Growth Fund

Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Past performance

The following information illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. The S&P 500 Index shows how the fund's performance compares against the returns of similar investments. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291, Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time (Class A, Class B and Class C), or 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days (Class I, Class R2, and Class R6).

A note on performance

Class A, Class R6, and Class R2 shares commenced operations on October 3, 1995, September 1, 2011, and March 1, 2012, respectively. Returns prior to a class's commencement date are those of Class A shares, except that they do not include sales charges and would be lower if they did.1 Returns for Class R2 and Class R6 shares would have been substantially similar to returns of Class A shares because each class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different.

Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Best quarter: Q2 '09, 15.33%
Worst quarter: Q4 '08, –26.07%

Average annual total returns (%)—as of 12/31/17	1 year	5 year	10 year
Class A (before tax)	19.05	12.16	8.79
after tax on distributions	16.63	10.13	7.68
after tax on distributions, with sale	11.89	9.24	6.94
Class B	19.40	12.21	8.69
Class C	23.39	12.46	8.53
Class I	25.65	13.62	9.73
Class R2	25.15	13.18	9.30
Class R6	25.75	13.73	9.62
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	30.21	17.33	10.00
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	21.83	15.79	8.50

1

Previously, returns for Class R2 and Class R6 shares prior to when each class commenced operations were those of Class A shares that were recalculated to apply the gross fees and expenses of Class R2 and Class R6 shares, as applicable.

Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor Sustainable Growth Advisers, LP (SGA)

John Hancock U.S. Global Leaders Growth Fund

Portfolio management

George P. Fraise Principal Managed the fund since 2000	Gordon M. Marchand Principal Managed the fund since 1995	Robert L. Rohn Principal Managed the fund since 2003

Purchase and sale of fund shares

The minimum initial investment requirement for Class A and Class C shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans, certain fee-based or wrap accounts, or certain other eligible investment product platforms. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund's sole discretion. There are no minimum initial investment requirements for Class R2 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment; certain eligible qualifying investment product platforms; Trustees; employees of the advisor or its affiliates; or members of the fund's portfolio management team. There are no subsequent minimum investment requirements for any of these share classes. Purchases of Class B shares are closed to new and existing investors except by exchange from Class B shares of another John Hancock fund or through dividend and/or capital gains reinvestment.

Class A, Class B, Class C, Class I and Class R6 shares may be redeemed on any business day by mail:  John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A, Class B, and Class C); 888-972-8696 (Class I and Class R6).  Class R2 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary's website for more information.

© 2018 JOHN HANCOCK FUNDS, LLC 260SP 3/1/18 SEC file number: 811-01677